                            TCW/DW TERM TRUST 2003
                            Two World Trade Center
                           New York, New York 10048

DEAR SHAREHOLDER:
-----------------------------------------------------------------------------

   For the six-month period ended September 30, 1995, TCW/DW Term Trust 2003's net asset value increased from $7.96 to $8.87 per share. Based on the Trust's net asset value, and including reinvestment of income dividends totaling approximately $0.27 per share, the Trust's total return for the period was 15.62 percent. For the same period, the market price of the Trust's shares on the New York Stock Exchange (NYSE) increased from $6.75 to $7.50 per share. Based on the Trust's NYSE market price, and including reinvestment of income dividends, the Trust's total return for the period was
15.29 percent. The Trust's investment performance over the last six months is largely attributable to the strength of the rebound in the mortgage-backed securities market and the effect of leverage on the Fund, as well as to declining interest rates.

THE MARKET

   Economic reports on the U.S. economy continue to be mixed. Over the last six months, fixed income investors have reacted strongly to economic reports that indicated any shift in the trend of the economy. Between the end of March and the end of June 1995, 3- and 5-year U.S. Treasury yields declined by approximately 100 basis points and the yield on the 30-year bond fell by 92 basis points. Yields rose in July and early August, however, as investors overreacted to news of a recovering economy. Once these concerns subsided, yields headed back down.

   The Federal Reserve Board's decision in early July to cut short-term interest rates--an effort to keep the economy from falling into recession--was widely anticipated. Recently, there have been signs of renewed growth in the manufacturing sector, and the housing sector has shown surprising strength. Despite this vigor, inflationary pressures have remained stable, a positive piece of economic news for the bond market. Thus, the central bank appears to be satisfied with current economic conditions and is not expected to alter monetary policy for the short term.

   According to the Trust's investment adviser, TCW Funds Management, Inc.
(TCW), lower volatility in the fixed-income market and greatly improved liquidity helped the mortgage-backed sector's performance this year. The issuance of new collateralized mortgage obligations (CMOs) has fallen to one-tenth of the volume generated in previous years, lending support to mortgage spreads. Prepayment rates tracked seasonal norms earlier in the year and then began to accelerate as declining interest rates led to increased refinancing activity and a recovery in the housing sector.

THE PORTFOLIO

   Approximately 71 percent of the Trust is invested in AAA-rated fixed-rate mortgage pass-through securities or CMOs with durations, average lives or expected maturity dates that correspond closely to the termination date of the Trust. An additional 18 percent is invested in inverse floating rate CMOs issued by U.S. government agencies. Inverse floaters have coupons that reset by a multiple in a direction opposite that of a specified index. The average lives, durations and expected maturity dates of inverse floaters are more sensitive to changes in prepayment rates and interest rates than are some other types of CMOs. As interest rates fell during 1995, the value of these securities increased. At the end of the fiscal year, 11 percent was invested in AAA-rated zero coupon municipal bonds and short-term investments. These holdings play an important role as the Trust seeks to achieve its objective of returning the original $10 offering price to shareholders at maturity. At fiscal year end, the Trust's degree of leverage (the ratio of debt to equity) had declined to 28 percent of total gross assets. TCW will continue to use prepayments and a portion of the net proceeds from the share repurchase plan to further pay down the Trust's leverage factor.

LOOKING AHEAD

   TCW is generally positive regarding the mortgage-backed sector. Although Congress has yet to agree on a deficit reduction plan--which could renew inflationary fears among investors--real interest rates are still high historically. (In the past, periods of strong bond market performance have correlated with high real rates of interest.) The Trust's net asset and NYSE market values will continue to fluctuate as the prices of the securities held in the portfolio respond to changes in market conditions and interest rates.

   We would like to remind you that the Trustees have approved a procedure whereby the Trust may attempt, when appropriate, to reduce or eliminate a market value discount from net asset value by repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the six-month period under review, the Trust purchased 2,379,500 shares of common stock at a weighted average market discount of 13.97 percent.

   We appreciate your support of TCW/DW Term Trust 2003 and look forward to continuing to serve your investment needs and objectives.

                                          Very truly yours,


                                          /s/ Charles A. Fiumefreddo

                                          Charles A. Fiumefreddo
                                          Chairman of the Board

TCW/DW TERM TRUST 2003
Portfolio of Investments September 30, 1995 (unaudited)
-------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT (IN                                                                COUPON    MATURITY
 THOUSANDS)                                                                 RATE       DATE        VALUE
----------- ----------------------------------------------------------- ---------- ---------- --------------
            COLLATERALIZED MORTGAGE
             OBLIGATIONS (117.0%)
            U.S. GOVERNMENT AGENCIES (85.9%)
$ 7,150     Federal Home Loan Mortgage Corp. 1409 S (PAC) ..............10.955+%   11/15/07   $  6,164,587
 70,000     Federal Home Loan Mortgage Corp. 1465 G (PAC)++  ........... 7.00      12/15/07    69,485,500
 11,000     Federal Home Loan Mortgage Corp. 1479 M (PAC) .............. 7.50      10/15/22    10,808,600
  8,100     Federal Home Loan Mortgage Corp. 1498 N (PAC) .............. 7.50      04/15/23     7,948,935
 11,600     Federal Home Loan Mortgage Corp. 1504 B (PAC) .............. 7.00      12/15/22    10,936,828
 20,594     Federal Home Loan Mortgage Corp. 1505 LA ................... 7.00      08/15/22    19,457,829
 21,675     Federal Home Loan Mortgage Corp. 1507 L .................... 7.00      10/15/22    20,480,491
 11,289     Federal Home Loan Mortgage Corp. 1517 O (PAC) .............. 7.50      01/15/23    11,085,572
  9,700     Federal Home Loan Mortgage Corp. 1522 K .................... 6.50      12/25/22     8,895,676
  2,406     Federal Home Loan Mortgage Corp. 1524 SA ................... 8.50+     05/15/08     2,111,391
  6,334     Federal Home Loan Mortgage Corp. 1527 QD ................... 7.50      01/15/07     6,465,684
 17,099     Federal Home Loan Mortgage Corp. 1535 B .................... 7.00      01/15/23    16,179,929
  8,166     Federal Home Loan Mortgage Corp. 1539 SA ................... 6.538+    06/15/08     5,813,046
 42,385     Federal Home Loan Mortgage Corp. 1542 N (PAC)++  ........... 7.00      01/15/22    41,748,801
 38,223     Federal Home Loan Mortgage Corp. 1543 UG (PAC)++  .......... 7.00      01/15/23    36,184,858
 17,005     Federal Home Loan Mortgage Corp. 1544 M .................... 8.138+    07/15/08    12,519,744
  8,461     Federal Home Loan Mortgage Corp. 1556 SA ................... 8.573+    08/15/13     6,268,652
 12,360     Federal Home Loan Mortgage Corp. 1563 SA ................... 7.403+    08/15/08     9,802,963
 16,914     Federal Home Loan Mortgage Corp. 1565 IB (TAC) ............. 4.925+    08/15/08    13,615,636
 17,355     Federal Home Loan Mortgage Corp. 1576 SA ................... 4.532+    09/15/08    11,578,675
 25,363     Federal Home Loan Mortgage Corp. 1602 PW++ ................. 6.50      12/15/21    24,870,451
 16,292     Federal Home Loan Mortgage Corp. 1604 S .................... 4.597+    11/15/08    13,926,884
 21,156     Federal Home Loan Mortgage Corp. 1606 KD (PAC) ............. 5.687+    11/15/08    19,592,229
 39,760     Federal Home Loan Mortgage Corp. G 15 PA++ ................. 7.00      12/25/21    39,047,898
 12,210     Federal National Mortgage Assoc. 1993-20 L ................. 7.00      12/25/22    11,979,109
 32,200     Federal National Mortgage Assoc. 1993-121 B++ .............. 7.00      03/25/23    31,604,622
  6,710     Federal National Mortgage Assoc. 1993-101 SA (TAC)  ........ 9.23+     06/25/08     6,223,470
  6,394     Federal National Mortgage Assoc. 1993-101 SB (TAC)  ........ 9.525+    06/25/08     4,709,908
  4,526     Federal National Mortgage Assoc. 1993-114 SC ............... 9.00+     07/25/08     3,998,612
 19,250     Federal National Mortgage Assoc. 1993-135 S ................10.68+     07/25/08    13,920,060
 12,570     Federal National Mortgage Assoc. 1993-135 SB ............... 5.757+    06/25/08     9,215,154
 26,400     Federal National Mortgage Assoc. 1993-141 B++ .............. 7.00      04/25/23    25,912,128
  9,344     Federal National Mortgage Assoc. 1993-141 SA ...............10.00      03/25/23     8,418,521
 31,579     Federal National Mortgage Assoc. 1993-165 SM (TAC)  ........ 6.337+    05/25/23    24,830,211
 12,378     Federal National Mortgage Assoc. 1993-173 S ................10.35+     09/25/08    10,428,069
 71,000     Federal National Mortgage Assoc. 1993-21 H (PAC)++  ........ 7.00      03/25/22    69,646,030
  7,210     Federal National Mortgage Assoc. 1993-24 C (PAC)  .......... 7.50      09/25/22     7,277,558
 15,398     Federal National Mortgage Assoc. 1993-41 C (PAC)  .......... 7.00      03/25/21    15,166,568
  9,907     Federal National Mortgage Assoc. 1993-63 SD (TAC)  ......... 7.553+    05/25/08     7,953,236
  4,854     Federal National Mortgage Assoc. 1993-65 SC ................ 8.227+    06/25/12     4,162,621
 12,823     Federal National Mortgage Assoc. 1993-72 S ................. 8.75+     05/25/08    11,576,913
 15,947     Federal National Mortgage Assoc. 1993-72 SA ................ 6.255+    05/25/08    10,948,435
  6,579     Federal National Mortgage Assoc. 1993-86 SD ................ 9.427+    05/25/08     5,491,360
 12,330     Federal National Mortgage Assoc. 1993-93 40 K .............. 7.00      04/25/08    12,160,093



TCW/DW TERM TRUST 2003
Portfolio of Investments September 30, 1995 (unaudited) (continued)
-------------------------------------------------------------------------------



 PRINCIPAL
 AMOUNT (IN                                                                COUPON    MATURITY
 THOUSANDS)                                                                 RATE       DATE        VALUE
----------- ----------------------------------------------------------- ---------- ---------- --------------
$ 9,019     Federal National Mortgage Assoc. 1993-93 SA ................9.562+%    05/25/08   $    7,415,446
 13,292     Federal National Mortgage Assoc. 1993-95 SE ................9.474+     06/25/08       10,870,141
 10,000     Federal National Mortgage Assoc. 1993-98 N .................7.00       06/25/23        9,778,100
 13,093     Federal National Mortgage Assoc. 1993-196 SA ...............7.073+     10/25/08        9,639,450
 26,250     Federal National Mortgage Assoc. 1993-206 N++ ..............6.50       11/25/23       24,975,825
 44,711     Federal National Mortgage Assoc. G 1993-26 A++ .............7.00       07/25/23       43,606,989
                                                                                              --------------
            TOTAL U.S. GOVERNMENT AGENCIES
             (IDENTIFIED COST $892,884,760) ..................................................   826,899,488
                                                                                              --------------
            PRIVATE ISSUES (31.1%)
  7,165     Bear Stearns Mortgage Securities Inc. 1993-6 A7 (PAC)  .....7.10       06/25/24        7,051,721
 14,026     Bear Stearns Mortgage Securities Inc. 1993-8 A7 (PAC)  .....7.50       08/25/24       14,209,881
 54,416     Bear Stearns Mortgage Securities Inc. 1993-8 A11 (TAC)  ....7.50       08/25/24       53,599,760
 25,800     Chase Mortgage Finance Corp. 1993-G A10 (PAC) ..............7.00       05/25/24       24,520,836
  4,784     First Boston Mortgage Securities Corp. 1993-5 A15  .........7.30       03/25/09        4,855,760
 36,683     General Electric Capital Mortgage Services 1994-1 A8  ......6.50       01/25/24       32,668,779
 14,252     Prudential Home Mortgage Securities 1993-23 A12 (PAC)  .....6.50       07/25/08       13,238,255
 27,363     Prudential Home Mortgage Securities 1993-35 A12  ...........6.75       09/25/08       25,563,433
 18,000     Prudential Home Mortgage Securities 1993-60 A3 (PAC)  ......6.75       12/25/23       16,522,740
 36,408     Residential Funding Mortgage Securities I 1993-S 40 A8
             (TAC) .....................................................6.75       11/25/23       33,819,506
  5,315     Ryland Mortgage Securities Corp. 1993-3 7 (PAC)  ...........6.71       08/25/08        5,004,445
 28,218     Salomon Brothers Mortgage Securities VII Inc. 1993-3 A7C  ..7.20       08/25/23       28,072,395
 40,500     Salomon Brothers Mortgage Securities VII Inc. 1993-5 A4  ...7.373*     10/25/18       40,297,500
                                                                                              --------------
            TOTAL PRIVATE ISSUES
             (IDENTIFIED COST $310,393,772) ..................................................   299,425,011
                                                                                              --------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (IDENTIFIED COST $1,203,278,532) ................................................ 1,126,324,499
                                                                                              --------------
            U.S. GOVERNMENT AGENCIES MORTGAGE
             PASS-THROUGH SECURITIES (6.6%)
 27,892     Federal Home Loan Mortgage Corp. PC Gold ...................6.00       06/01/08       27,046,850
  2,680     Federal National Mortgage Assoc. ...........................5.50       02/01/09        2,549,880
 28,938     Federal National Mortgage Assoc. ...........................6.50       06/01/00       28,811,220
  5,302     Federal National Mortgage Assoc. ...........................7.00       08/01/08        5,315,046
                                                                                              --------------
            TOTAL U.S. GOVERNMENT AGENCIES MORTGAGE
            PASS-THROUGH SECURITIES
            (IDENTIFIED COST $65,145,934) ....................................................    63,722,996
                                                                                              --------------

TCW/DW TERM TRUST 2003
Portfolio of Investments September 30, 1995 (unaudited) (continued)
-------------------------------------------------------------------------------


 PRINCIPAL
 AMOUNT (IN                                                                COUPON    MATURITY
 THOUSANDS)                                                                 RATE       DATE        VALUE
----------- ----------------------------------------------------------- ---------- ---------- --------------
            MUNICIPAL BONDS (A) (14.2%)
            EDUCATION FACILITIES REVENUE (3.1%)
$ 5,000     Maricopa County Unified School District #41, Arizona,
             Gilbert Refg (FGIC Insured) ...............................0.00%      01/01/03   $  3,491,750
  6,465     Maricopa County Unified School District #97, Arizona,
             Deer Valley Refg (Secondary MBIA Insured) .................0.00       07/01/04      4,156,155
  6,000     Maricopa County Unified School District #28, Arizona,
             Kyrene Elementary Refg Ser 1993 B (FGIC Insured)  .........0.00       07/01/04      3,857,220
 11,445     Houston Independent School District, Texas, Refg
             (PSF Guaranteed) ..........................................0.00       08/15/04      7,261,967
            Spring Independent School District, Texas,
  8,205      Refg Ser 1993 (PSF Guaranteed) ............................0.00       02/15/03      5,662,763
  8,100      Refg Ser 1993 (PSF Guaranteed) ............................0.00       02/15/04      5,272,938
                                                                                              --------------
                                                                                                29,702,793
                                                                                              --------------
            ELECTRIC REVENUE (3.4%)
 12,840     Austin, Texas, Combined Ser A (MBIA Insured) ...............0.00       11/15/02      9,029,858
  5,200     Lower Colorado River Authority, Texas, Jr Lien 4th Ser
             (FGIC Insured) ............................................0.00       01/01/04      3,406,364
            San Antonio, Texas,
 12,700      Electric & Gas Refg Ser A (AMBAC Insured) .................0.00       02/01/03      8,782,177
 17,500      Electric & Gas Refg Ser A (AMBAC Insured) .................0.00       02/01/04     11,414,725
                                                                                              --------------
                                                                                                32,633,124
                                                                                              --------------
            GENERAL OBLIGATION (3.7%)
 19,650     North Slope Boro, Alaska Ser 1992 A (MBIA Insured)  ........0.00       06/30/02     14,012,612
  5,000     Scottsdale, Arizona, Refg (Secondary MBIA Insured)  ........0.00       07/01/04      3,217,150
            Port of Oakland, California,
  3,000      Refg Ser 1993 F (MBIA Insured) ............................0.00       11/01/03      1,986,750
  3,500      Refg Ser 1993 F (MBIA Insured) ............................0.00       11/01/04      2,183,300
  6,500     New Orleans, Louisiana, Refg (AMBAC Insured) ...............0.00       09/01/04      4,114,955
 16,000     Pennsylvania, Second Ser 1992 (Secondary MBIA Insured)  ....0.00       07/01/04     10,365,280
                                                                                              --------------
                                                                                                35,880,047
                                                                                              --------------
            HOSPITAL REVENUE (0.7%)
 10,000     California Statewide Communities Development Authority,
             UniHealth Ser A (AMBAC Insured) ...........................0.00       10/01/04      6,226,800
            OTHER REVENUE (1.4%)
  5,460     Rosemont, Illinois, Tax Increment Ser C-3 (FGIC Insured)  ..0.00       12/01/03      3,600,597
 16,040     Texas State Public Finance Authority, Refg Ser 1990
             (MBIA Insured) ............................................0.00       02/01/05      9,849,843
                                                                                              --------------
                                                                                                13,450,440
                                                                                              --------------
            WATER & SEWER REVENUE (1.9%)
            Houston, Texas,
 10,000      Water & Sewer Jr Lien Ser C (AMBAC Insured) ...............0.00       12/01/03      6,631,300
 18,640      Water & Sewer Jr Lien Ser C (AMBAC Insured) ...............0.00       12/01/04     11,650,186
                                                                                              --------------
                                                                                                18,281,486
                                                                                              --------------
            TOTAL MUNICIPAL BONDS (IDENTIFIED COST $132,619,731) ............................. 136,174,690
                                                                                              --------------


TCW/DW TERM TRUST 2003
Portfolio of Investments September 30, 1995 (unaudited) (continued)
-------------------------------------------------------------------------------


 PRINCIPAL
 AMOUNT (IN                                                                COUPON    MATURITY
 THOUSANDS)                                                                 RATE       DATE        VALUE
----------- ----------------------------------------------------------- ---------- ---------- --------------
            SHORT-TERM INVESTMENTS (0.4%)
            U.S. GOVERNMENT AGENCY (b) (0.3%)
$3,000      Federal Home Loan Banks (Amortized Cost $2,999,475)  .......6.30 %     10/02/95   $    2,999,475
                                                                                              --------------
            REPURCHASE AGREEMENT (0.1%)
   945      The Bank of New York (dated 09/29/95; proceeds $945,237;
             collateralized by $995,011 U.S. Treasury Note 7.25% due
             05/15/04 valued at $1,086,347) (Identified Cost $944,814)  5.375      10/02/95          944,814
                                                                                              --------------
            TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $3,944,289) ....................................................     3,944,289
                                                                                              --------------
            TOTAL INVESTMENTS (IDENTIFIED COST $1,404,988,486) (C) ................138.2%      1,330,166,474
            LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS ........................(38.2)       (367,679,391)
                                                                                              --------------
            NET ASSETS ............................................................100.0%     $  962,487,083
                                                                                              ==============



------------

   PC   Participation Certificate.
   PAC  Planned Amortization Class.
   TAC  Targeted Amortization Class.
   + Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.
   ++ Some or all of these securities are pledged in connection with reverse repurchase agreements.
   * Floating rate securities. Rate shown is the rate in effect at September 30, 1995.
   (a) Investments in Texas Municipal Obligations represent 8.2% of net assets.
   (b) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
   (c) The aggregate cost of investments for federal income tax purposes is $1,404,988,486; the aggregate gross unrealized appreciation is $4,248,136 and the aggregate gross unrealized depreciation is $79,070,148, resulting in net unrealized depreciation of $74,822,012.

                      See Notes to Financial Statements

TCW/DW TERM TRUST 2003
Financial Statements
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995 (unaudited)
-----------------------------------------------------------------------------

 ASSETS:
Investments in securities, at value
 (identified cost $1,404,988,486)  ....... $1,330,166,474
Cash .....................................          5,715
Interest receivable ......................      6,929,117
Deferred organizational expenses  ........         16,300
Prepaid expenses and other assets  .......        135,278
                                           --------------
  TOTAL ASSETS ...........................  1,337,252,884
                                           --------------
LIABILITIES:
Reverse repurchase agreements ............    371,979,000
Payable for:
 Interest ................................      1,680,286
 Shares of beneficial interest
 repurchased .............................        395,325
 Management fee ..........................        365,820
 Investment advisory fee .................        243,880
Accrued expenses and other payables  .....        101,490
Contingencies (Note 10) ..................
                                           --------------
  TOTAL LIABILITIES ......................    374,765,801
                                           --------------
NET ASSETS:
Paid-in-capital ..........................  1,023,086,719
Net unrealized depreciation ..............    (74,822,012)
Accumulated undistributed net investment
 income ..................................     19,077,469
Accumulated net realized loss ............     (4,855,093)
                                           --------------
  NET ASSETS ............................. $  962,487,083
                                           ==============
NET ASSET VALUE PER SHARE,
 108,455,040 shares outstanding
 (unlimited shares authorized of $.01 par
 value) .................................. $         8.87
                                           ==============

STATEMENT OF OPERATIONS
For the six months ended September 30, 1995 (unaudited)
------------------------------------------------------------------------------

 NET INVESTMENT INCOME:
 INTEREST INCOME ................... $ 48,446,681
                                     --------------
 EXPENSES
  Management fee ...................    1,823,252
  Investment advisory fee ..........    1,215,502
  Professional fees ................      214,849
  Transfer agent fees and expenses        183,948
  Shareholder reports and notices  .       36,147
  Registration fees ................       31,602
  Custodian fees ...................       21,619
  Trustees' fees and expenses  .....       19,190
  Organizational expenses ..........        3,167
  Other ............................       56,019
                                     --------------
   TOTAL OPERATING EXPENSES  .......    3,605,295
  Interest expense .................   11,701,765
                                     --------------
   TOTAL EXPENSES ..................   15,307,060
                                     --------------
   NET INVESTMENT INCOME ...........   33,139,621
                                     --------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
  Net realized loss ................     (435,485)
  Net change in unrealized
   depreciation ....................   94,993,860
                                     --------------
   NET GAIN ........................   94,558,375
                                     --------------
   NET INCREASE .................... $127,697,996
                                     ==============


                      See Notes to Financial Statements

TCW/DW TERM TRUST 2003
Financial Statements (continued)
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                                                   FOR THE SIX MONTHS   FOR THE YEAR
                                                                    ENDED SEPTEMBER     ENDED MARCH
                                                                        30, 1995          31, 1995
                                                                  ------------------  --------------
                                                                      (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
  Net investment income ......................................... $ 33,139,621        $ 79,177,441
  Net realized loss .............................................     (435,485)         (4,419,608)
  Net change in unrealized depreciation .........................   94,993,860         (93,989,113)
                                                                  ------------------  --------------
   Net increase (decrease) ......................................  127,697,996         (19,231,280)
                                                                  ------------------  --------------
 Dividends and distributions from:
  Net investment income .........................................  (29,682,641)        (68,772,914)
  Net realized gain .............................................      --               (6,315,623)
                                                                  ------------------  --------------
   Total ........................................................  (29,682,641)        (75,088,537)
 Net decrease from transactions in shares of beneficial interest   (17,604,848)            --
                                                                  ------------------  --------------
   Total increase (decrease) ....................................   80,410,507         (94,319,817)
NET ASSETS:
 Beginning of period ............................................  882,076,576         976,396,393
                                                                  ------------------  --------------
 END OF PERIOD (including undistributed net investment
  income of $19,077,469 and $15,620,489, respectively)  ......... $962,487,083        $882,076,576
                                                                  ==================  ==============

-----------------------------------------------------------------------------
STATEMENT OF CASH FLOWS For the six months ended September 30, 1995
(unaudited)
-----------------------------------------------------------------------------

 INCREASE (DECREASE) IN CASH:
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
   Net investment income ........................................................ $ 33,139,621
   Adjustments to reconcile net investment income to net cash provided by operating  activities:
    Decrease in receivables and other assets related to operations ..............      660,767
      Decrease in payables related to operations ................................      (33,290)
      Net amortization of discount/premium ......................................   (3,278,461)
                                                                                  --------------
        Net cash provided by operating activities ...............................   30,488,637
                                                                                  --------------
CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
    Principal prepayments/sales of investments ..................................   28,880,037
     Net sales of short-term investments ........................................    6,262,205
                                                                                  --------------
        Net cash provided by investing activities ...............................   35,142,242
                                                                                  --------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
    Net payment for shares of beneficial interest purchased .....................  (17,209,523)
     Net payments for maturities of reverse repurchase agreements ...............  (18,733,000)
     Dividends from net investment income .......................................  (29,682,641)
                                                                                  --------------
        Net cash used for financing activities ..................................  (65,625,164)
                                                                                  --------------
        Net increase in cash ....................................................        5,715
Cash at beginning of period .....................................................       --
                                                                                  --------------
                                                                                  $
CASH BALANCE AT END OF PERIOD ...................................................        5,715
                                                                                  ==============
Cash paid during the period for interest ........................................ $ 11,758,958
                                                                                  ==============

                      See Notes to Financial Statements

TCW/DW TERM TRUST 2003
Notes to Financial Statements September 30, 1995 (unaudited)
-----------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES -- TCW/DW Term Trust 2003 (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on January 20, 1993, on April 12, 1993 issued 10,640 shares of beneficial interest for $100,016 to Dean Witter InterCapital Inc. ("InterCapital"), an affiliate of Dean Witter Services Company Inc. (the "Manager"), and commenced operations on April 29, 1993. The Trust will distribute substantially all of its net assets on or about December 31, 2003 and will then terminate.

  The following is a summary of significant accounting policies:

     A. Valuation of Investments -- (1) an equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued, if there were no sales that day, the security is valued at the latest bid price; in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market by the Trustees; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the Trust's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

     B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts on fixed income securities. Interest income is accrued daily.

     C. Federal Income Tax Status -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

     D. Dividends and Distributions to Shareholders -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net

TCW/DW TERM TRUST 2003
Notes to Financial Statements September 30, 1995 (unaudited) (continued)
-------------------------------------------------------------------------------

     investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

     E. Organizational Expenses and Offering Costs -- InterCapital paid the organizational expenses and offering costs of the Trust in the amounts of approximately $31,600 and $1,130,000, respectively. The Trust has reimbursed InterCapital for the organizational expenses which have been deferred and are being amortized by the Trust on the straight-line method over a period not to exceed five years from the commencement of operations. Offering costs were charged to capital at the time of issuance of the Trust's shares.

2. MANAGEMENT AGREEMENT -- Pursuant to a Management Agreement, the Trust pays its Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.39% to the Trust's average weekly net assets.

   Under the terms of the Management Agreement, the Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. INVESTMENT ADVISORY AGREEMENT -- Pursuant to an Investment Advisory Agreement with TCW Funds Management, Inc. (the "Adviser"), the Trust pays its Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.26% to the Trust's average weekly net assets.

   Under the terms of the Investment Advisory Agreement, the Trust has retained the Adviser to invest the Trust's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Trust, who are employees of the Adviser.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES -- The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended September 30, 1995 were $-0- and $28,880,037, respectively.

   Dean Witter Trust Company, an affiliate of the Manager, is the Trust's transfer agent. At September 30, 1995, the Trust had transfer agent fees and expenses payable of approximately $28,500.

TCW/DW TERM TRUST 2003
Notes to Financial Statements September 30, 1995 (unaudited) (continued)
--------------------------------------------------------------------------------


5. FEDERAL INCOME TAX STATUS -- At March 31, 1995, the Trust had a net capital loss carryover of approximately $4,420,000 which will be available through March 31, 2003 to offset future capital gains to the extent provided by regulations.

6. SHARES OF BENEFICIAL INTEREST -- Transactions in shares of beneficial interest were as follows:

                                                                            CAPITAL PAID IN
                                                              PAR VALUE OF   EXCESS OF PAR
                                                  SHARES         SHARES          VALUE
                                              -------------  ------------  ---------------
Balance, April 29, 1993 (Note 1) ............      10,640    $      106    $       99,910
Shares issued at close of public offering on
 April 29, 1993* ............................ 100,000,000     1,000,000       937,869,060
Shares issued pursuant to an over-allotment
 on the public offering on May 5, 1993  .....   8,000,000        80,000        75,120,000
Shares issued pursuant to an over-allotment
 on the public offering on May 26, 1993  ....   3,000,000        30,000        28,170,000
Treasury shares purchased and retired
 (weighted average discount 1.17%)**  .......    (176,100)       (1,761)       (1,675,748)
                                              -------------  ------------  ---------------
Balance, March 31, 1994 and 1995 ............ 110,834,540     1,108,345     1,039,583,222
Treasury shares purchased and retired
 (weighted average discount 13.97%)**  ......  (2,379,500)      (23,795)      (17,581,053)
                                              -------------  ------------  ---------------
Balance, September 30, 1995 ................. 108,455,040    $1,084,550    $1,022,002,169
                                              =============  ============  ===============


------------

   *    Net offering costs of $1,130,000.
   **   The Trustees have voted to retire the shares purchased.

7. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS -- Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Trust's use of proceeds may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Trust's obligation to repurchase the securities.

   Reverse repurchase agreements are collateralized by Trust securities with a market value in excess of the Trust's obligation under the contract. At September 30, 1995, securities valued at $407,083,102 were pledged as collateral.

   At September 30, 1995, the reverse repurchase agreements outstanding were $371,979,000 with a weighted interest rate of 5.83% maturing within 59 days. The maximum and average daily amounts outstanding during the period were $398,566,097 and $384,448,047, respectively. The weighted average interest rate during the period was 6.12%.

TCW/DW TERM TRUST 2003
Notes to Financial Statements September 30, 1995 (unaudited) (continued)
------------------------------------------------------------------------

8. SELECTED QUARTERLY FINANCIAL DATA

                                               QUARTERS ENDED
                                  --------------------------------------
                                        09/30/95            06/30/95
                                  ------------------  ------------------
                                                PER                 PER
                                    TOTAL*     SHARE    TOTAL*     SHARE
                                  ---------  -------  ---------  -------
Total investment income ......... $ 24,122   $ 0.22   $  24,325  $ 0.22
Net investment income ...........   16,453     0.15      16,687    0.15
Net realized and unrealized gain    15,227     0.16      79,331    0.72

                                                                      QUARTERS ENDED
                                  ------------------------------------------------------------------------------------
                                        03/31/95             12/30/94              09/30/94              06/30/94
                                  ------------------  --------------------  --------------------  --------------------
                                                PER                  PER                   PER                    PER
                                    TOTAL*     SHARE     TOTAL*     SHARE      TOTAL*     SHARE      TOTAL*      SHARE
                                  ---------  -------  ----------  --------  ----------  --------  -----------  -------
Total investment income ......... $ 24,856   $ 0.23   $ 25,839    $ 0.23    $ 27,146    $ 0.25    $  28,190    $ 0.25
Net investment income ...........   17,047     0.15     18,982      0.17      21,076      0.19       22,072      0.20
Net realized and unrealized gain
 (loss) .........................   79,993     0.73    (18,693)    (0.17)    (27,581)    (0.25)    (132,128)    (1.19)

                                                                    QUARTERS ENDED
                                  ---------------------------------------------------------------------------------
                                         03/31/94              12/31/93             09/30/93           06/30/93+
                                  --------------------  --------------------  ------------------  -----------------
                                                 PER                   PER                  PER                PER
                                     TOTAL*     SHARE      TOTAL*     SHARE     TOTAL*     SHARE    TOTAL*    SHARE
                                  ----------  --------  ----------  --------  ---------  -------  --------  -------
Total investment income ......... $ 30,243    $ 0.27    $ 29,384    $ 0.27    $ 23,330   $ 0.21   $   7,765 $ 0.07
Net investment income ...........   24,208      0.22      23,339      0.21      19,332     0.17       6,529   0.06
Net realized and unrealized gain
 (loss) .........................  (76,077)    (0.69)    (34,835)    (0.31)     24,823     0.22      16,578   0.16

------------

   *    Amounts in thousands.
   +    For the period April 29, 1993 through June 30, 1993.

9. DIVIDENDS -- The Trust has declared the following dividends from net investment income payable to shareholders of record subsequent to September 30, 1995:

    DECLARATION       AMOUNT PER        RECORD
        DATE            SHARE            DATE           PAYABLE DATE
------------------  ------------  -----------------   ----------------
September 26, 1995      $.045       October 6, 1995    October 20, 1995
 October 31, 1995       $.045      November 10, 1995  November 24, 1995

TCW/DW TERM TRUST 2003
Notes to Financial Statements September 30, 1995 (unaudited) (continued)
-------------------------------------------------------------------------

10. LITIGATION -- Two purported class action lawsuits, which have been consolidated for pretrial purposes, were instituted during 1994 in the United States District Court, Southern District of New York, against the Trust, some of its Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager, and other defendants, by certain shareholders of the Trust. The plaintiffs in these actions generally allege that the defendants made inadequate and misleading disclosures in the prospectus for the Trust, in particular, as such disclosure relates to the nature and risks of "inverse floaters," the Trust's investments in those securities, and the weighted average maturity of the Trust's portfolio. Damages, including punitive damages, are sought in an unspecified amount. The defendants have moved to dismiss both complaints for failure to state a cause of action.

   In addition, four purported class actions have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants - but not against the Trust - by certain shareholders of the Trust and other trusts for which the defendants act in similiar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, plaintiffs filed an amended complaint consolidating these four actions. No defendant has yet responded.

   Certain of the defendants in these suits have asserted their right to indemnification from the Trust.

   The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

TCW/DW TERM TRUST 2003
Financial Highlights
-----------------------------------------------------------------------------

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                              FOR THE SIX MONTHS                  FOR THE PERIOD
                                               ENDED SEPTEMBER     FOR THE YEAR   APRIL 29, 1993*
                                                   30, 1995        ENDED MARCH     THROUGH MARCH
                                                 (UNAUDITED)         31, 1995        31, 1994
                                             ------------------  --------------  ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ...... $ 7.96              $ 8.81          $ 9.40
                                             ------------------  --------------  ---------------
Net investment income ......................   0.30                0.71            0.66
Net realized and unrealized gain (loss)  ...   0.88               (0.88)          (0.62)
                                             ------------------  --------------  ---------------
Total from investment operations ...........   1.18               (0.17)           0.04
                                             ------------------  --------------  ---------------
Less dividends and distributions from:
 Net investment income .....................  (0.27)              (0.62)          (0.62)
 Net realized gain .........................   --                 (0.06)           --
                                             ------------------  --------------  ---------------
Total dividends and distributions ..........  (0.27)              (0.68)          (0.62)
Less offering costs charged against capital    --                  --             (0.01)
                                             ------------------  --------------  ---------------
Net asset value, end of period ............. $ 8.87              $ 7.96          $ 8.81
                                             ==================  ==============  ===============
Market value, end of period ................ $ 7.50              $ 6.75          $8.875
                                             ==================  ==============  ===============

 TOTAL INVESTMENT RETURN+ ................15.29%(1)    (17.00)%    (4.33)%(1)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ......................  0.77%(2)    0.76%        0.73%(2)
Interest expense ........................  2.50%(2)    2.42%        1.06%(2)
Total expenses ..........................  3.27%(2)    3.18%        1.79%(2)
Net investment income ...................  7.09%(2)    9.37%        7.61%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands
                                          $962,487     $882,077       $976,396
Portfolio turnover rate .................    --%(1)     --%++         53%(1)


------------

   *    Commencement of operations.
   + Total investment return is based upon the current market value on the first day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect sales charges brokerage commissions.
   ++   Less than 0.5%
   (1) Not annualized.
   (2) Annualized.

                      See Notes to Financial Statements

TCW/DW TERM TRUST 2003
Results of Annual Meeting (unaudited)
-----------------------------------------------------------------------------

On October 31, 1995, an annual meeting of shareholders of the Fund was held for the purpose of voting on three separate matters, the results of which were as follows:

ELECTION OF TRUSTEES:

John R. Haire

 VOTE:        NO. OF SHARES
----------  ---------------
For ....... 77,367,701
Withheld  .  2,921,200

Manuel H. Johnson

 VOTE:        NO. OF SHARES
----------  ---------------
For ....... 77,394,179
Withheld  .  2,894,722

John L. Schroeder

 VOTE:        NO. OF SHARES
----------  ---------------
For ....... 77,378,483
Withheld  .  2,910,418

Marc I. Stern

 VOTE:        NO. OF SHARES
----------  ---------------
For ....... 77,386,689
Withheld  .  2,902,212

INVESTMENT ADVISORY AGREEMENT:

 VOTE:       NO. OF SHARES
---------  ---------------
For ...... 73,629,015
Against  .  2,453,938
Abstain  .  4,205,948

RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

 VOTE:       NO. OF SHARES
---------  ---------------
For ...... 76,314,047
Against  .  1,068,981
Abstain  .  2,905,873

TRUSTEES
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Thomas E. Larkin, Jr.
President
Sheldon Curtis
Vice President, Secretary and
General Counsel
Philip A. Barach
Vice President
Jeffrey E. Gundlach
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.

The financial statements included herein have been taken from the records of the Fund without examination by the independent account-ants and accordingly they do not express an opinion thereon.

         T C W / D W
         TERM TRUST
         2003
         SEMIANNUAL REPORT
         SEPTEMBER 30, 1995